Exhibit 10.4
REVOLVING CREDIT NOTE

$7,500,000.00	May 27, 2009 Hartford, Connecticut
     FOR VALUE RECEIVED, the undersigned, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, GROS-ITE INDUSTRIES, INC., and APEX MACHINE TOOL COMPANY, INC., each a Connecticut corporation and each with a place of business located at 1806 Farmington Avenue, Farmington, Connecticut 06032 (collectively, the “Maker”), hereby unconditionally promises to pay to the order of TD BANK, N.A. (the “Payee” or “Bank”), or any subsequent assignee or holder (Payee and any subsequent assignee or holder being sometimes referred to as “Holder”) at the office of the Bank located at 102 West Main Street, New Britain, Connecticut 06050-0174, the principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($7,500,000.00), or such lesser amount as may have been loaned, advanced or readvanced to Maker by Bank under the terms of that certain Credit Agreement, of even date herewith, by and between Maker and the Bank (the “Credit Agreement”), together with interest thereon as provided herein and all other sums due from Maker to Bank under the Credit Agreement and this Note.
     The unpaid principal amount of this Note together with accrued and unpaid interest thereon, shall be due and payable on July 31, 2011, as set forth in Section 2.1.4. of the Credit Agreement, except as may be amended from time to time pursuant to Section 2.1.8 of the Credit Agreement.
     Interest on the unpaid principal amount of this Note shall be payable monthly in arrears from the date hereof, commencing on June 1, 2009 and continuing on the first day of each succeeding calendar month until paid in full at a variable annual rate equal to the greater of (i) the Prime Rate plus Zero Percent (0%), or (ii) Four Percent (4%), and in the manner specified in Section 2.1.5. of the Credit Agreement.
     This Note is the Revolving Credit Note referred to in Section 2.1.3. of the Credit Agreement, the terms and conditions of which are hereby incorporated by this reference. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.
     Overdue payments of principal (whether at stated maturity, by acceleration or otherwise), and, to the extent permitted by law, overdue interest, shall bear interest at the rate and in the manner set forth in Section 2.6.4. of the Credit Agreement.
     If a payment of principal or interest is not made within fifteen (15) days of its due date, the undersigned will also pay on demand a late payment charge equal to six percent (6%) of the amount of such payment. Nothing in the preceding sentence shall affect the Bank’s rights to exercise any of its rights and remedies provided in the Credit Agreement if an Event of Default has occurred.

     No reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker of this Note to pay the principal of and interest on this Note as herein provided.
     All sums paid under this Note shall be applied first to all fees, costs and expenses incurred by Bank under the Credit Agreement and this Note, then to any late charges payable by Maker, then to any accrued and unpaid interest, with the balance, if any, to be applied to unpaid principal.
     Until notified in writing of the transfer of this Note, Maker shall be entitled to deem Payee or such person who has been so identified by the transferor in writing to Maker as the holder of this Note, as the owner and holder of this Note.
     The Credit Agreement and this Note shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Connecticut.
     Upon the occurrence and during the continuance of an Event of Default (as defined in Section 11 of the Credit Agreement), the unpaid principal amount of this Note may become or may be declared to be due and payable in the manner, upon the conditions and with the effect provided in Section 12 of the Credit Agreement.
     The terms of this Note are subject to amendment only in the manner provided in Section 13.10. of the Credit Agreement.
     Any failure by Bank to exercise any right under this Note or the Credit Agreement arising or existing as a result of the occurrence of an Event of Default, or any delay in such exercise, shall not constitute a waiver of the right to exercise such right at a later time so long as such Event of Default shall remain uncured, and shall not constitute a waiver of the right to exercise such right if any other Event of Default shall occur and be continuing. The acceptance by Bank of the payment of any sum due and payable under this Note after the date specified for such payment shall not be a waiver of Bank’s right to require prompt payment when due of all other sums payable under this Note or of Bank’s right to declare a default for failure to make prompt payment in full.
     Maker and each endorser, guarantor and surety of this Note, and each other person liable or who shall become liable for all or any part of the indebtedness evidenced by this Note:
          (a) waive demand, presentment, protest, notice of protest, notice of dishonor, diligence in collection, notice of nonpayment and all notices of a like nature; and
          (b) consent to (i) the release, surrender, exchange or substitution of all or any part of the security for the indebtedness evidenced by this Note, or the taking of any additional security; (ii) the release of any or all other persons from liability, whether primary or contingent, for the indebtedness evidenced by this Note or for any related obligations; and (iii) the granting of any other indulgences to any such person.

          (c) consent to (i) all renewals, extensions or modifications of this Note or the Credit Agreement (including any affecting the time of payment), and (ii) all advances under this Note or the Credit Agreement.
Any such renewal, extension, modification, advance, release, surrender, exchange, substitution, taking or indulgence may take place without notice to any such person, and, whether or not any such notice is given, shall not impair the liability of any such person.
     Maker hereby gives Holder a lien and right of setoff for all of its liabilities in respect of such indebtedness upon and against all of its deposits, credits and property, now or hereafter in the possession or control of Holder or in transit to Holder. Holder may, at any time after the occurrence and during the continuance of an Event of Default, apply the same, or any part thereof, to any liability of Maker or any such other person, whether matured or unmatured, to Holder.
     If this Note is now, or hereafter shall be, signed by more than one Person, it shall be the joint and several obligation of all such persons (including, without limitation, all makers, endorsers, guarantors and sureties, if any) and shall be binding on all such Persons and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Note and all covenants, agreements and provisions set forth in this Note shall inure to the benefit of Holder and its successors and assigns, including any lender(s) with which Holder may participate in the making of any loans or advances evidenced by this Note.
     As used in this Note, words of any gender shall be deemed to apply equally to any other gender, the plural shall include the singular and the singular shall include the plural (as the context shall require), and the word “person” shall refer to individuals, entities, authorities and other natural and juridical persons of every type.
     MAKER AND EACH AND EVERY ENDORSER, GUARANTOR AND SURETY OF THIS NOTE, AND EACH OTHER PERSON WHO IS OR WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION AND WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE.
     MAKER AND EACH AND EVERY ENDORSER, GUARANTOR AND SURETY OF THIS NOTE, AND EACH OTHER PERSON WHO IS OR WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY BANK OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

[Signature Page to Revolving Credit Note]
     IN WITNESS WHEREOF, Maker has executed this Note as of the date first set forth above.

EDAC TECHNOLOGIES CORPORATION
By:	/s/ Dominick A. Pagano
	Name:	Dominick A. Pagano
Its President Duly Authorized

GROS-ITE INDUSTRIES, INC.
By:	/s/ Dominick A. Pagano
	Name:	Dominick A. Pagano
Its President Duly Authorized

APEX MACHINE TOOL COMPANY, INC.
By:	/s/ Dominick A. Pagano
	Name:	Dominick A. Pagano
Its President Duly Authorized